SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 5, 2003

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of California	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Item 9.

     Please find the May 2003 Business Presentation attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

          99.1 Investor Presentation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 5, 2003	By:	/s/ CHARLES B. EDDY III

Charles B. Eddy III
Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

     99.1 Investor Presentation.